UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2007
Streamline Health Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10200 Alliance Road, Suite 200, Cincinnati, OH	45242-4716

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(513) 794-7100
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT
(a)     By letter dated November 13, 2007, Ernst & Young LLP informed the Chairman of the Audit Committee of the Registrant that Ernst & Young LLP would resign as the independent registered public accounting firm for the Registrant upon the completion of its review of the Registrant’s financial statements for the interim period ended October 31, 2007. The Registrant filed its Form 10-Q for the quarter ended October 31, 2007 on or December 7, 2007 and, accordingly, the services of Ernst & Young LLP to the Registrant ceased at that time.
          The reports of Ernst & Young LLP on the Registrant’s consolidated financial statements for the fiscal years ended January 31, 2007 and 2006 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to any uncertainty, audit scope or accounting principle.
          In connection with the Registrant’s audits for the fiscal years ended January 31, 2007 and 2006 and through the date of this report on Form 8-K/A, the Registrant has had no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Ernst & Young LLP would have caused it to make reference thereto in its report on the consolidated financial statements of the Registrant for such years.
          During the Registrant’s fiscal years ended January 31, 2007 and 2006 and through the date of this report on Form 8-K/A, the Registrant has had no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.
          The Registrant has provided a copy of the above disclosures to Ernst & Young LLP. Ernst & Young LLP has furnished the Registrant with a letter dated December 12, 2007 addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of Ernst & Young LLP’s December 12, 2007 letter is filed as Exhibit 16.1 to this form 8-K.
(b)     Prior to the resignation of Ernst & Young LLP, the Registrant’s Audit Committee initiated a process of soliciting proposals from independent registered public accounting firms, including Ernst & Young LLP, for the audit of the January 31, 2008 Financial Statements to be included in the Form 10-K for the fiscal year then ended. The Audit Committee’s process is continuing and the Registrant expects that it will engage a new independent registered public accounting firm in the near future.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
          (c) Exhibits

Exhibit	Description

Exhibit 16.1	Letter dated December 12, 2007 from Ernst & Young LLP to the Securities and Exchange Commission
SIGNATURES
Pursuant to the requirements of the Securities Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Streamline Health Solutions, Inc.
Date: December 12, 2007	By:	/s/ Paul W. Bridge, Jr.
Paul W. Bridge, Jr.
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

16.1	Letter dated December 12, 2007 from Ernst & Young LLP to the Securities and Exchange Commission